UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2017

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11440 West Bernardo Court, Suite 220

San Diego, California 92127

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the acquisition of the property located at 5900 West Greenhouse Drive in Willcox, Arizona (the "Property") from Flying Dutchman Real Estate Holdings, LLC (the "Seller"), a subsidiary of The Pharm, LLC ("The Pharm"), described below in Item 2.01, on December 15, 2017, IIP-AZ 1 LLC, a wholly owned subsidiary of IIP Operating Partnership, LP (the "Operating Partnership"), the operating partnership subsidiary of Innovative Industrial Properties, Inc. (the "Company"), entered into a triple-net lease (the "Lease") with Sun Grown Solutions, LLC (the "Tenant"), another subsidiary of The Pharm, for the entire Property. The Lease term is 15 years, with two options to extend the term of the Lease for two additional five-year periods. The Lease provides that the Tenant is responsible for paying all structural repairs, maintenance expenses, insurance and taxes related to the Property. The Tenant is also responsible for paying the Company a property management fee equal to 1.5% of the then-existing Base Rent under the Lease. Under the Lease, the Company is expected to reimburse The Pharm for up to $3.0 million in tenant improvements at the Property (the "TI Allowance"). The Tenant intends to continue to operate the Property as a medical-use cannabis cultivation and processing facility under the Lease.

The initial annualized base rent (the "Base Rent") under the Lease is $2,520,000, payable monthly, which is equal to 14% of the sum of the purchase price for the Property ($15.0 million) and the TI Allowance ($3.0 million), and subject to annual increases of 3.25% during the Lease term. The Base Rent on $5.0 million of the purchase price ($58,333.33 per month) will be abated until March 31, 2018, and the Base Rent attributable to the TI Allowance ($35,000.00 per month) will be abated until the earlier to occur of the drawdown of the TI Allowance by the Tenant under the Lease and March 14, 2018. Pursuant to the Lease, the Tenant delivered to the Company an initial security deposit of $630,000 in cash at the execution of the Lease. In addition, any entity affiliated with The Pharm and operating in the cannabis industry in the state of Arizona, including any entity formed during the term of the Lease, shall enter into a full guaranty with respect to The Pharm subsidiary's obligations under the Lease.

The foregoing description of the Lease does not purport to be complete and is qualified in its entirety by reference to the complete text of the Lease, which is filed as an exhibit to this report and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 15, 2017, the Company, through IIP-AZ 1 LLC, completed the acquisition of the Property pursuant to the terms of a Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 21, 2017 between the Operating Partnership and the Seller (the "Purchase Agreement"). The Purchase Agreement was assigned by the Operating Partnership to IIP-AZ 1 LLC prior to completion of the acquisition. The execution of the Purchase Agreement was previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 28, 2017.

The Property includes approximately 358,000 square feet of greenhouse and industrial space. The Company funded the Purchase Price of the Property and intends to fund the TI Allowance in cash using the remaining proceeds from its initial public offering completed in December 2016 and a portion of the proceeds from its offering of 9.0% Series A Cumulative Redeemable Preferred Stock completed in October 2017.

The foregoing description of the Purchase Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is filed as an exhibit to this report and incorporated herein by reference. The Purchase Agreement contains representations and warranties made by the parties as of specific dates and solely for their benefit. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders or any other person or entity other than the parties to the Purchase Agreement and, in certain cases, represent allocation decisions among the parties and may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiation of the Purchase Agreement (which disclosures are not reflected in the Purchase Agreement itself, may not be true as of any date other than the date made, or may apply standards of materiality in a way that is different from what may be viewed as material by stockholders). Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and stockholders should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement.

Item 7.01 Regulation FD Disclosure.

On December 18, 2017, the Company issued a press release regarding the closing of the acquisition of the Property. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit

10.1	Lease Agreement, dated as of December 15, 2017, between IIP-AZ 1 LLC and Sun Grown Solutions, LLC.

10.2(1)	Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 21, 2017 between IIP Operating Partnership, LP and Flying Dutchman Real Estate Holdings, LLC.

99.1	Press release issued by Innovative Industrial Properties, Inc. on December 18, 2017.

(1)	Incorporated by reference to Exhibit 10.1 to Innovative Industrial Properties, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 28, 2017.

Forward-Looking Statements

This report contains statements that the Company believes to be “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than historical facts, including, without limitation, statements regarding the Property, the Lease and The Pharm, are forward looking statements. When used in this report, words such as the Company “expects,” “intends,” “plans,” “estimates,” “anticipates,” “believes” or “should” or the negative thereof or similar terminology are generally intended to identify forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. Investors should not place undue reliance upon forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2017	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ Catherine Hastings
	Name:	Catherine Hastings
	Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.1	Lease Agreement, dated as of December 15, 2017, between IIP-AZ 1 LLC and Sun Grown Solutions, LLC.

10.2(1)	Purchase and Sale Agreement and Joint Escrow Instructions dated as of November 21, 2017 between IIP Operating Partnership, LP and Flying Dutchman Real Estate Holdings, LLC.

99.1	Press release issued by Innovative Industrial Properties, Inc. on December 18, 2017.

(1)	Incorporated by reference to Exhibit 10.1 to Innovative Industrial Properties, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 28, 2017.